UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2020

Item 1.

Reports to Stockholders

Fidelity® Strategic Real Return Fund

Annual Report

September 30, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(5.22)%	1.50%	1.60%
Class M (incl. 4.00% sales charge)	(5.23)%	1.47%	1.58%
Class C (incl. contingent deferred sales charge)	(2.96)%	1.54%	1.24%
Fidelity® Strategic Real Return Fund	(1.14)%	2.58%	2.28%
Class K6	(0.95)%	2.62%	2.30%
Class I	(1.04)%	2.60%	2.27%
Class Z	(0.96)%	2.63%	2.29%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 The initial offering of Class K6 shares took place on October 8, 2019. Returns prior to October 8, 2019, are those of Fidelity Strategic Real Return Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Real Return Fund, a class of the fund, on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) performed over the same period.

Period Ending Values
$12,533	Fidelity® Strategic Real Return Fund
$14,208	Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L)

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending September 30, 2020, financial markets were influenced by the global outbreak and spread of the coronavirus, which resulted in a shutdown of business activity in many local and foreign economies. Declared a pandemic on March 11, the crisis and containment efforts led to increased uncertainty, broad-based contraction in economic activity, elevated volatility and dislocation in financial markets. Rapid and expansive monetary- and fiscal-policy responses partially offset the economic disruption and fueled an uptrend for many assets from March 24 through the end of September. Against this backdrop, the Fidelity Strategic Real Return Composite Index℠ returned -0.32%. Within the index, TIPS fared best. The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index (Series-L) gained 10.08%, as increased federal spending to rescue the U.S. economy helped to boost inflation expectations. Floating-rate loans, as measured by the S&P®/LSTA Leveraged Performing Loan Index, rose 1.35%, while commodities, as measured by the Bloomberg Barclays Commodity Index Total Return, returned -8.20%, hurt partly by weaker overall energy prices. Real estate equities struggled, as indicated by the -18.16% result of the FTSE® NAREIT® Equity REITs Index, while real estate bonds, as exemplified by the ICE BofA® U.S. Real Estate Index, gained 6.16%.

Comments from Co-Lead Manager Adam Kramer:  For the fiscal year ending September 30, 2020, the fund's share classes returned approximately -1% to -2%, trailing the -0.32% result of the Fidelity Strategic Real Return Composite Index. The fund also lagged the 10.08% gain of the broader TIPS market, as measured by the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index. Relative to the Composite index, security selection in the real estate income subportfolio primarily drove the fund's underperformance, although a beneficial overweighting in this outperforming category partially tempered the negative result. Weak investment choices in this subportfolio were primarily derived from mortgage REIT common and preferred stocks, which saw significant pricing pressure during the market's downturn in February and March. Exposure to lower-rated commercial-mortgage backed securities (CMBS) also hurt. Two lesser performance challenges included the fund's large underweight in TIPS and picks among floating-rate loans. With TIPS, our limited exposure relative to the index hampered results, given the category's strong return. In terms of floating-rate debt, all the underperformance relative to the S&P/LSTA Leveraged Performing Loan Index was attributable to unfavorable security selection and a significant overweighting in the lagging oil & gas industry. On the positive side, being underweighted for much of the period and making solid investment choices in the lagging real estate equity category added value. Overall, the portfolio's commodity investments contributed. Security selection in both commodity equities and commodity futures bolstered performance, while, from an asset allocation standpoint, we were hampered by an out-of-index allocation to commodity equities, even as a simultaneous underweight in commodity futures partly offset that negative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the Quality Diversification and Asset Allocation tables is based on the combined investments of the Fund and its pro-rata share of investments of each Fidelity Central Fund other than the Commodity Strategy and Money Market Central Funds.

Holdings Distribution (% of fund's net assets)

As of September 30, 2020
Commodity-Linked Notes and Related Investments*	23.2%
Inflation-Protected Investments	24.8%
Floating Rate High Yield**	26.7%
Real Estate Investments***	24.1%
Cash and Cash Equivalents	1.2%

 * Includes investment in Fidelity® Commodity Strategy Central Fund

 ** Includes investment in Fidelity® Floating Rate Central Fund

 *** Includes investment in Fidelity® Real Estate Equity Central Fund

Quality Diversification (% of fund's net assets)

As of September 30, 2020
U.S. Government and U.S. Government Agency Obligations	24.8%
AAA	0.1%
A	0.1%
BBB	1.7%
BB and Below	25.6%
Not Rated	1.6%
Equities*	43.8%
Short-Term Investments and Net Other Assets	2.3%

 * Includes investment in Fidelity® Commodity Strategy Central Fund of 18.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2020 *,**
Stocks	23.7%
U.S. Government and U.S. Government Agency Obligations	24.8%
Corporate Bonds	3.0%
Asset-Backed Securities	0.4%
Bank Loan Obligations	25.1%
CMOs and Other Mortgage Related Securities	1.9%
Other Investments***	18.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 6.6%

 ** U.S. Treasury Inflation-Indexed Securities - 24.8%

 *** Includes investment in Fidelity® Commodity Strategy Central Fund of 18.8%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Corporate Bonds - 2.1%
	Principal Amount	Value
Convertible Bonds - 0.8%
FINANCIALS - 0.8%
Mortgage Real Estate Investment Trusts - 0.8%
Arbor Realty Trust, Inc. 4.75% 11/1/22 (a)	$250,000	$237,493
Granite Point Mortgage Trust, Inc. 5.625% 12/1/22 (a)	110,000	104,514
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23	150,000	146,719
MFA Financial, Inc. 6.25% 6/15/24	285,000	265,963
Redwood Trust, Inc.:
4.75% 8/15/23	250,000	228,250
5.625% 7/15/24	140,000	128,100
RWT Holdings, Inc. 5.75% 10/1/25 (a)	130,000	113,425
Two Harbors Investment Corp. 6.25% 1/15/22	265,000	264,347
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	430,000	369,800
		1,858,611
Nonconvertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.2%
Times Square Hotel Trust 8.528% 8/1/26 (a)	342,581	372,120
Household Durables - 0.2%
Adams Homes, Inc. 7.5% 2/15/25 (a)	70,000	70,700
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.625% 1/15/28 (a)	75,000	75,375
6.75% 8/1/25 (a)	135,000	137,025
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (a)	15,000	14,040
M/I Homes, Inc. 5.625% 8/1/25	45,000	46,575
New Home Co. LLC 7.25% 4/1/22	150,000	148,875
		492,590
TOTAL CONSUMER DISCRETIONARY		864,710
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Global Partners LP/GLP Finance Corp. 7% 8/1/27	100,000	101,913
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.7%
CBL & Associates LP 5.95% 12/15/26	132,000	49,500
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	80,000	82,000
Government Properties Income Trust 4.25% 5/15/24	80,000	79,970
iStar Financial, Inc.:
4.25% 8/1/25	305,000	284,602
4.75% 10/1/24	150,000	145,125
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	105,000	109,484
Omega Healthcare Investors, Inc. 4.5% 4/1/27	83,000	89,152
Select Income REIT 4.15% 2/1/22	63,000	63,477
Senior Housing Properties Trust:
4.75% 5/1/24	271,000	263,734
4.75% 2/15/28	100,000	88,000
9.75% 6/15/25	400,000	447,520
VICI Properties, Inc. 4.125% 8/15/30 (a)	45,000	44,325
		1,746,889
Real Estate Management & Development - 0.2%
Greystar Real Estate Partners 5.75% 12/1/25 (a)	90,000	90,675
Howard Hughes Corp. 5.375% 3/15/25 (a)	145,000	147,335
Washington Prime Group LP 6.45% 8/15/24	330,000	167,475
		405,485
TOTAL REAL ESTATE		2,152,374

TOTAL NONCONVERTIBLE BONDS		3,118,997

TOTAL CORPORATE BONDS
(Cost $5,060,773)		4,977,608

U.S. Treasury Inflation-Protected Obligations - 24.8%
U.S. Treasury Inflation-Indexed Bonds:
0.25% 2/15/50	$719,569	$848,584
0.625% 2/15/43	646,875	796,574
0.75% 2/15/42	919,621	1,156,275
0.75% 2/15/45	1,030,981	1,311,686
0.875% 2/15/47	620,402	824,617
1% 2/15/46	556,597	750,319
1% 2/15/48	586,296	807,920
1% 2/15/49	571,467	796,588
1.375% 2/15/44	939,420	1,335,064
1.75% 1/15/28	756,909	922,003
2% 1/15/26	845,925	996,599
2.125% 2/15/40	339,252	519,594
2.125% 2/15/41	538,338	835,876
2.375% 1/15/25	1,204,115	1,397,801
2.375% 1/15/27	701,506	865,159
2.5% 1/15/29	632,368	826,128
3.375% 4/15/32	283,186	429,728
3.625% 4/15/28	680,833	933,596
3.875% 4/15/29	788,050	1,133,053
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/22	2,002,203	2,033,608
0.125% 4/15/22	1,870,842	1,903,664
0.125% 7/15/22	1,916,534	1,965,892
0.125% 1/15/23	2,147,362	2,212,555
0.125% 7/15/24	1,942,336	2,054,805
0.125% 10/15/24	1,512,800	1,605,841
0.125% 4/15/25	1,600,948	1,703,975
0.125% 7/15/26	1,511,140	1,638,761
0.125% 1/15/30	1,761,348	1,946,595
0.125% 7/15/30	1,230,874	1,368,645
0.25% 1/15/25	1,947,195	2,077,363
0.25% 7/15/29	1,421,141	1,589,915
0.375% 7/15/23	2,100,929	2,203,548
0.375% 7/15/25	1,827,903	1,984,576
0.375% 1/15/27	1,500,595	1,651,373
0.375% 7/15/27	1,531,603	1,702,871
0.5% 4/15/24	1,334,502	1,416,888
0.5% 1/15/28	1,638,640	1,839,186
0.625% 4/15/23	1,812,943	1,896,095
0.625% 1/15/24	2,023,240	2,149,991
0.625% 1/15/26	1,594,223	1,757,516
0.75% 7/15/28	1,454,384	1,675,764
0.875% 1/15/29	1,191,337	1,387,837
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $54,364,476)		59,254,428

Asset-Backed Securities - 0.4%
American Homes 4 Rent Series 2015-SFR2 Class XS, 0% 10/17/52 (a)(b)(c)(d)	$139,531	$1
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	284,000	293,859
Series 2002-2 Class M2, 9.163% 3/1/33	374,953	353,548
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	429,622	352,903
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3 month U.S. LIBOR + 2.650% 3.1909% 2/5/36 (a)(b)(d)(e)	404,557	30
TOTAL ASSET-BACKED SECURITIES
(Cost $1,301,659)		1,000,341

Commercial Mortgage Securities - 1.9%
Benchmark Mortgage Trust Series 2020-B18 Class AGNG, 4.534% 7/15/53 (a)	63,000	59,762
BX Trust Series 2019-OC11 Class E, 4.0755% 12/9/41 (a)(b)	75,000	68,901
CGMS Commercial Mortgage Trust Series 2017-MDRB Class E, 1 month U.S. LIBOR + 3.870% 4.0239% 7/15/30 (a)(b)(e)	105,000	89,746
COMM Mortgage Trust:
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (a)	150,000	89,242
Series 2012-CR1 Class G, 2.462% 5/15/45 (a)(d)	100,000	14,324
Series 2013-CR12 Class D, 5.2413% 10/10/46 (a)(b)	100,000	60,171
Series 2017-CD4 Class D, 3.3% 5/10/50 (a)	63,000	51,895
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 7.3905% 5/10/43 (a)(b)	15,040	15,022
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4701% 6/15/50 (a)	156,000	120,775
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (a)(b)	84,000	77,623
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 5.099% 1/10/34 (a)(b)	100,000	92,417
Freddie Mac pass-thru certificates:
Series K011 Class X3, 2.6873% 12/25/43 (b)(c)	1,156,048	4,801
Series K012 Class X3, 2.3322% 1/25/41 (b)(c)	654,162	38
Series K013 Class X3, 2.9129% 1/25/43 (b)(c)	1,124,000	348
GS Mortgage Securities Trust:
Series 2011-GC5:
Class E, 5.5549% 8/10/44 (a)(b)	63,000	45,630
Class F, 4.5% 8/10/44 (a)(d)	42,000	25,225
Series 2012-GC6 Class E, 5% 1/10/45 (a)(b)	254,000	150,947
Series 2012-GCJ7 Class D, 5.8941% 5/10/45 (a)(b)	500,000	434,165
Series 2012-GCJ9 Class D, 4.8982% 11/10/45 (a)(b)	178,000	161,507
Series 2013-GC16 Class F, 3.5% 11/10/46 (a)	269,000	171,036
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (a)	651,000	636,303
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (a)	100,000	96,804
Invitation Homes Trust floater Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 2.5% 7/17/37 (a)(b)(e)	22,440	22,196
JPMBB Commercial Mortgage Securities Trust Series 2014-C23 Class UH5, 4.7094% 9/15/47 (a)	54,000	46,147
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX Class G 4% 6/15/45 (a)(d)	151,000	45,275
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3 Class E, 5.8533% 2/15/46 (a)(b)	200,000	56,057
Morgan Stanley BAML Trust Series 2013-C7 Class D, 4.3748% 2/15/46 (a)(b)	66,000	40,286
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (a)(b)	17,930	18,255
Series 2011-C2:
Class D, 5.6608% 6/15/44 (a)(b)	358,000	255,994
Class F, 5.6608% 6/15/44 (a)(b)	343,000	171,792
Class XB, 0.3869% 6/15/44 (a)(b)(c)	10,551,985	78,107
Series 2011-C3:
Class C, 5.4192% 7/15/49 (a)(b)	109,000	102,005
Class G, 5.4192% 7/15/49 (a)(b)(d)	112,000	52,820
Motel 6 Trust floater Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 4.4024% 8/15/34 (a)(b)(e)	168,514	163,874
Natixis Commercial Mortgage Securities Trust Series 2019-1776 Class F, 4.2988% 10/15/36 (a)	247,000	230,631
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	215,597	251,510
UBS Commercial Mortgage Trust Series 2012-C1 Class D, 5.7546% 5/10/45 (a)(b)	78,000	57,347
Wells Fargo Commercial Mortgage Trust Series 2012-LC5:
Class E, 4.9174% 10/15/45 (a)(b)	114,000	94,853
Class F, 4.9174% 10/15/45 (a)(b)	42,000	28,165
WF-RBS Commercial Mortgage Trust Series 2013-C11 Class E, 4.3981% 3/15/45 (a)(b)	220,000	161,762
WP Glimcher Mall Trust Series 2015-WPG Class PR1, 3.6332% 6/5/35 (a)(b)	140,000	107,534
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $5,299,354)		4,451,292
	Shares	Value

Common Stocks - 7.5%
CONSUMER STAPLES - 0.3%
Food Products - 0.3%
Archer Daniels Midland Co.	10,760	500,232
Bunge Ltd.	4,310	196,967
Darling Ingredients, Inc. (f)	2,700	97,281
		794,480
ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
BP PLC	70,693	204,443
Cabot Oil & Gas Corp.	2,440	42,358
Chevron Corp.	4,680	336,960
ConocoPhillips Co.	3,400	111,656
Diamondback Energy, Inc.	680	20,482
Equinor ASA	3,160	44,990
Exxon Mobil Corp.	15,580	534,861
Hess Corp.	1,000	40,930
Lukoil PJSC sponsored ADR	1,440	83,347
Lundin Petroleum AB	1,780	35,477
Magnolia Oil & Gas Corp. Class A (f)	5,830	30,141
NOVATEK OAO GDR (Reg. S)	300	41,100
Occidental Petroleum Corp.	1,570	15,716
Occidental Petroleum Corp. warrants 8/3/27 (f)	200	600
Parsley Energy, Inc. Class A	2,630	24,617
Petroleo Brasileiro SA - Petrobras (ON)	11,880	41,822
Pioneer Natural Resources Co.	880	75,671
Total SA	8,762	300,910
		1,986,081
FINANCIALS - 0.8%
Mortgage Real Estate Investment Trusts - 0.8%
AGNC Investment Corp.	26,500	368,615
Capstead Mortgage Corp.	3,800	21,356
Chimera Investment Corp.	8,600	70,520
Dynex Capital, Inc.	10,800	164,268
Ellington Financial LLC	9,200	112,792
Ellington Residential Mortgage REIT	5,200	57,720
Great Ajax Corp.	21,111	175,010
MFA Financial, Inc.	109,866	294,441
New Residential Investment Corp.	63,100	501,645
Redwood Trust, Inc.	6,700	50,384
		1,816,751
INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Willscot Mobile Mini Holdings (f)	4,500	75,060
MATERIALS - 3.3%
Chemicals - 0.6%
CF Industries Holdings, Inc.	7,420	227,868
Corteva, Inc.	4,400	126,764
Ecolab, Inc.	420	83,933
FMC Corp.	3,480	368,567
Icl Group Ltd.	9,760	34,531
Nutrien Ltd.	13,040	511,298
The Mosaic Co.	5,370	98,110
		1,451,071
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	1,080	254,189
Summit Materials, Inc. (f)	5,190	85,843
		340,032
Containers & Packaging - 0.1%
Crown Holdings, Inc. (f)	1,500	115,290
Metals & Mining - 2.1%
Agnico Eagle Mines Ltd. (Canada)	1,670	133,056
Anglo American Platinum Ltd.	290	20,136
Anglo American PLC (United Kingdom)	6,918	167,446
AngloGold Ashanti Ltd.	1,150	30,084
Antofagasta PLC	6,650	87,825
ArcelorMittal SA (Netherlands) (f)	4,900	65,401
Barrick Gold Corp. (Canada)	11,570	324,973
BHP Billiton Ltd.	13,747	355,135
BHP Billiton PLC	11,003	234,740
Commercial Metals Co.	5,220	104,296
ERO Copper Corp. (f)	12,400	180,755
First Quantum Minerals Ltd.	27,540	245,503
Fortescue Metals Group Ltd.	25,952	304,885
Franco-Nevada Corp.	1,400	195,635
Grupo Mexico SA de CV Series B	18,740	47,673
Impala Platinum Holdings Ltd.	7,390	64,181
Ivanhoe Mines Ltd. (f)	19,380	70,444
JFE Holdings, Inc.	4,740	33,188
Kaiser Aluminum Corp.	650	34,834
Kirkland Lake Gold Ltd.	1,220	59,555
Lundin Mining Corp.	35,460	197,866
MMC Norilsk Nickel PJSC	660	159,426
MMC Norilsk Nickel PJSC sponsored ADR	3,380	81,627
Newcrest Mining Ltd.	4,375	99,207
Newmont Corp.	5,570	353,417
Nickel Mines Ltd.	155,916	76,110
Nucor Corp.	1,070	48,000
POSCO	280	47,062
Rio Tinto PLC	9,058	545,042
Sibanye Stillwater Ltd.	8,550	23,730
Steel Dynamics, Inc.	3,480	99,632
Teck Resources Ltd. Class B (sub. vtg.)	2,120	29,518
Vale SA	14,440	151,988
Wheaton Precious Metals Corp.	4,510	221,275
		4,893,645
Paper & Forest Products - 0.4%
Nine Dragons Paper (Holdings) Ltd.	35,260	44,517
Oji Holdings Corp.	10,250	47,100
Stora Enso Oyj (R Shares)	15,610	244,789
Suzano Papel e Celulose SA (f)	15,970	129,531
Svenska Cellulosa AB (SCA) (B Shares)	5,100	70,072
UPM-Kymmene Corp.	11,510	350,732
West Fraser Timber Co. Ltd.	1,070	49,709
		936,450

TOTAL MATERIALS		7,736,488

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Acadia Realty Trust (SBI)	20,444	214,662
American Homes 4 Rent Class A	6,400	182,272
American Tower Corp.	3,700	894,401
Apartment Investment & Management Co. Class A	12,679	427,536
AvalonBay Communities, Inc.	300	44,802
Colony Capital, Inc.	42,823	116,907
Crown Castle International Corp.	1,800	299,700
Easterly Government Properties, Inc.	3,700	82,917
Equinix, Inc.	300	228,039
Equity Lifestyle Properties, Inc.	13,200	809,160
Healthcare Trust of America, Inc.	5,490	142,740
iStar Financial, Inc.	11,531	136,181
Lexington Corporate Properties Trust	32,500	339,625
Mid-America Apartment Communities, Inc.	5,594	648,624
Monmouth Real Estate Investment Corp. Class A	10,400	144,040
NexPoint Residential Trust, Inc.	1,000	44,350
Retail Value, Inc.	2,123	26,686
Sabra Health Care REIT, Inc.	9,800	135,093
SITE Centers Corp.	12,600	90,720
Terreno Realty Corp.	1,100	60,236
Ventas, Inc.	5,018	210,555
Weyerhaeuser Co.	3,200	91,264
		5,370,510
TOTAL COMMON STOCKS
(Cost $18,844,961)		17,779,370

Preferred Stocks - 4.5%
Convertible Preferred Stocks - 0.3%
FINANCIALS - 0.2%
Mortgage Real Estate Investment Trusts - 0.2%
Great Ajax Corp. 7.25%	16,367	379,805
ZAIS Financial Corp. 7.00%	6,400	152,960
		532,765
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Braemar Hotels & Resorts, Inc. 5.50%	2,700	32,535
RLJ Lodging Trust Series A, 1.95%	400	9,172
Wheeler REIT, Inc. 8.75% (f)	16,500	248,560
		290,267
Real Estate Management & Development - 0.0%
Landmark Infrastructure Partners LP 3 month U.S. LIBOR + 4.690% 6.856% (b)(e)	2,000	47,739
TOTAL REAL ESTATE		338,006

TOTAL CONVERTIBLE PREFERRED STOCKS		870,771

Nonconvertible Preferred Stocks - 4.2%
FINANCIALS - 2.8%
Mortgage Real Estate Investment Trusts - 2.8%
AG Mortgage Investment Trust, Inc.:
8.00%	15,879	225,323
8.25%	500	7,124
Series C 8.00% (b)	4,600	65,274
AGNC Investment Corp.:
6.125% (b)	7,000	155,540
Series C, 7.00% (b)	10,200	242,454
Series E 6.50% (b)	8,400	192,024
Annaly Capital Management, Inc.:
6.75% (b)	5,600	129,080
Series D, 7.50%	8,644	217,656
Series F, 6.95% (b)	14,200	323,050
Series G, 6.50% (b)	11,800	247,210
Arbor Realty Trust, Inc. Series A, 8.25%	3,789	95,919
Armour Residential REIT, Inc. Series C 7.00%	1,000	23,190
Capstead Mortgage Corp. Series E, 7.50%	3,000	71,430
Cherry Hill Mortgage Investment Corp. Series A, 8.20%	4,000	93,940
Chimera Investment Corp.:
8.00% (b)	5,000	98,650
Series B, 8.00% (b)	23,587	485,656
Series C, 7.75% (b)	8,700	164,952
Dynex Capital, Inc.:
Series B, 7.625%	4,550	111,930
Series C 6.90% (b)	9,600	209,952
Ellington Financial LLC 6.75% (b)	2,000	41,170
Exantas Capital Corp. 8.625% (b)	300	5,295
Invesco Mortgage Capital, Inc.:
7.50% (b)	13,200	263,208
Series A, 7.75%	6,507	140,877
Series B, 7.75% (b)	13,500	268,666
MFA Financial, Inc.:
6.50% (b)	9,300	171,585
8.00%	11,262	270,288
Series B, 7.50%	18,486	373,417
New Residential Investment Corp.:
7.125% (b)	6,200	132,184
Series A 7.50% (b)	17,700	391,170
Series C 6.375% (b)	8,300	156,704
New York Mortgage Trust, Inc.:
Series C, 7.875%	3,200	65,344
Series D, 8.00% (b)	6,500	134,290
PennyMac Mortgage Investment Trust:
8.125% (b)	5,700	130,872
Series B, 8.00% (b)	9,300	211,203
Two Harbors Investment Corp.:
7.75%	2,162	47,694
Series A, 8.125% (b)	11,900	261,681
Series B, 7.625% (b)	11,800	244,850
Series C, 7.25% (b)	10,500	205,275
		6,676,127
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.4%
American Finance Trust, Inc. 7.50%	5,300	129,585
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	1,000	3,820
Series G, 7.375%	300	1,215
Series H, 7.50%	2,500	9,850
Series I, 7.50%	2,500	9,875
Cedar Realty Trust, Inc.:
Series B, 7.25%	2,373	44,755
Series C, 6.50%	4,900	86,877
City Office REIT, Inc. Series A, 6.625%	2,079	53,846
Colony Capital, Inc.:
Series G, 7.50%	3,600	82,080
Series H, 7.125%	7,700	172,018
Series I, 7.15%	13,500	305,775
Series J, 7.15%	18,200	409,500
Farmland Partners, Inc. Series B, 6.00%	6,000	149,520
Gladstone Commercial Corp. 6.625%	2,400	60,768
Global Medical REIT, Inc. Series A, 7.50%	2,100	55,335
Global Net Lease, Inc.:
Series A, 7.25%	7,400	190,994
Series B 6.875%	2,200	55,418
Healthcare Trust, Inc. Series A 7.375%	2,000	45,380
iStar Financial, Inc.:
Series D, 8.00%	8,000	202,560
Series G, 7.65%	10,200	248,676
Series I, 7.50%	7,600	183,920
Jernigan Capital, Inc. Series B, 7.00%	2,500	62,425
Pebblebrook Hotel Trust:
6.30%	973	21,854
Series C, 6.50%	7,058	160,852
Pennsylvania (REIT):
Series B, 7.375%	4,082	20,617
Series D, 6.875%	2,500	12,700
Plymouth Industrial REIT, Inc. Series A, 7.50%	2,500	63,807
Saul Centers, Inc. Series D, 6.125%	1,300	32,383
Sotherly Hotels, Inc. Series C, 7.875%	1,700	9,265
Summit Hotel Properties, Inc. Series E, 6.25%	3,000	66,450
UMH Properties, Inc. Series D, 6.375%	1,800	44,676
Urstadt Biddle Properties, Inc.:
Series H, 6.25%	4,500	110,475
Series K 5.875%	2,000	47,600
VEREIT, Inc. Series F, 6.70%	3,690	93,468
Washington Prime Group, Inc.:
Series H, 7.50%	1,698	15,401
Series I, 6.875%	502	4,418
		3,268,158

TOTAL NONCONVERTIBLE PREFERRED STOCKS		9,944,285

TOTAL PREFERRED STOCKS
(Cost $12,018,098)		10,815,056
	Principal Amount	Value

Bank Loan Obligations - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.0%
Airbnb, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 4/17/25 (b)(e)(g)	19,950	21,446
Hotels, Restaurants & Leisure - 0.1%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8966% 12/22/24 (b)(e)(g)	48,625	45,436
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (b)(e)(g)	62,951	55,015
		100,451

TOTAL CONSUMER DISCRETIONARY		121,897

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Veritas-B Junior Mezz C LLC 10.48% 2/6/21 (b)(d)(g)	300,000	296,460
Thrifts & Mortgage Finance - 0.0%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 6.000% 7% 5/15/22 (b)(e)(g)	37,912	37,580

TOTAL FINANCIALS		334,040

INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Compass Power Generation LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/20/24 (b)(e)(g)	65,820	64,586
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (b)(e)(g)	250	245
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9039% 6/28/23 (b)(e)(g)	117,293	114,361
		114,606
UTILITIES - 0.0%
Electric Utilities - 0.0%
Southeast Powergen LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/2/21 (b)(e)(g)	43,289	39,350
TOTAL BANK LOAN OBLIGATIONS
(Cost $697,869)		674,479
	Shares	Value

Equity Funds - 30.5%
Fidelity Commodity Strategy Central Fund (h)	10,419,165	44,802,410
Fidelity Real Estate Equity Central Fund (h)	259,709	28,071,924
TOTAL EQUITY FUNDS
(Cost $134,298,706)		72,874,334

Fixed-Income Funds - 26.7%
Fidelity Floating Rate Central Fund (h)
(Cost $68,152,344)	661,444	63,743,379
	Principal Amount	Value

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35(a)(d)
(Cost $594,368)	500,000	10,000
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.10% (i)
(Cost $1,972,789)	1,972,395	1,972,789
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $302,605,397)		237,553,076
NET OTHER ASSETS (LIABILITIES) - 0.5%		1,103,783
NET ASSETS - 100%		$238,656,859

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,863,163 or 2.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (d) Level 3 security

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Non-income producing

 (g) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$38,233
Fidelity Commodity Strategy Central Fund	1,484,232
Fidelity Floating Rate Central Fund	4,538,962
Fidelity Real Estate Equity Central Fund	589,529
Fidelity Securities Lending Cash Central Fund	338
Total	$6,651,294

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases(a)	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$92,296,539	$3,878,350	$43,595,174	$(74,591,395)	$66,814,090	$44,802,410	100%
Fidelity Floating Rate Central Fund	101,963,672	6,528,420	37,782,727	(4,844,289)	(2,121,697)	63,743,379	3.3%
Fidelity Real Estate Equity Central Fund	--	36,984,461	6,360,506	(518,775)	(2,033,256)	28,071,924	4.0%
Total	$194,260,211	$47,391,231	$87,738,407	$(79,954,459)	$62,659,137	$136,617,713

 (a) Includes the value of shares purchased through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Staples	$794,480	$794,480	$--	$--
Energy	1,986,081	1,480,728	505,353	--
Financials	9,025,643	8,492,878	532,765	--
Industrials	75,060	75,060	--	--
Materials	7,736,488	5,783,324	1,953,164	--
Real Estate	8,976,674	8,638,668	338,006	--
Corporate Bonds	4,977,608	--	4,977,608	--
U.S. Government and Government Agency Obligations	59,254,428	--	59,254,428	--
Asset-Backed Securities	1,000,341	--	1,000,310	31
Commercial Mortgage Securities	4,451,292	--	4,313,648	137,644
Bank Loan Obligations	674,479	--	378,019	296,460
Equity Funds	72,874,334	72,874,334	--	--
Fixed-Income Funds	63,743,379	63,743,379	--	--
Preferred Securities	10,000	--	--	10,000
Money Market Funds	1,972,789	1,972,789	--	--
Total Investments in Securities:	$237,553,076	$163,855,640	$73,253,301	$444,135

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $98,181,558)	$98,962,574
Fidelity Central Funds (cost $204,423,839)	138,590,502
Total Investment in Securities (cost $302,605,397)		$237,553,076
Cash		9,628
Foreign currency held at value (cost $25,644)		25,388
Receivable for investments sold		1,657,494
Receivable for fund shares sold		70,553
Dividends receivable		112,878
Interest receivable		234,964
Distributions receivable from Fidelity Central Funds		280
Prepaid expenses		389
Receivable from investment adviser for expense reductions		30,151
Other receivables		1,603
Total assets		239,696,404
Liabilities
Payable for investments purchased	$540,268
Payable for fund shares redeemed	322,238
Accrued management fee	109,976
Distribution and service plan fees payable	11,503
Other affiliated payables	43,882
Other payables and accrued expenses	11,678
Total liabilities		1,039,545
Net Assets		$238,656,859
Net Assets consist of:
Paid in capital		$489,669,583
Total accumulated earnings (loss)		(251,012,724)
Net Assets		$238,656,859
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($25,212,360 ÷ 3,125,975 shares)(a)		$8.07
Maximum offering price per share (100/96.00 of $8.07)		$8.41
Class M:
Net Asset Value and redemption price per share ($6,141,455 ÷ 760,723 shares)(a)		$8.07
Maximum offering price per share (100/96.00 of $8.07)		$8.41
Class C:
Net Asset Value and offering price per share ($5,693,853 ÷ 716,072 shares)(a)		$7.95
Strategic Real Return:
Net Asset Value, offering price and redemption price per share ($158,895,836 ÷ 19,606,899 shares)		$8.10
Class K6:
Net Asset Value, offering price and redemption price per share ($6,330,856 ÷ 780,735 shares)		$8.11
Class I:
Net Asset Value, offering price and redemption price per share ($26,871,538 ÷ 3,324,176 shares)		$8.08
Class Z:
Net Asset Value, offering price and redemption price per share ($9,510,961 ÷ 1,176,443 shares)		$8.08

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$1,558,500
Interest		4,590,498
Income from Fidelity Central Funds (including $338 from security lending)		6,651,294
Total income		12,800,292
Expenses
Management fee	$1,675,179
Transfer agent fees	501,660
Distribution and service plan fees	152,728
Accounting fees	149,543
Custodian fees and expenses	24,265
Independent trustees' fees and expenses	1,048
Registration fees	114,803
Audit	117,256
Legal	1,212
Miscellaneous	2,115
Total expenses before reductions	2,739,809
Expense reductions	(333,358)
Total expenses after reductions		2,406,451
Net investment income (loss)		10,393,841
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,813,554)
Redemptions in-kind with affiliated entities	1,614,173
Fidelity Central Funds	(79,954,102)
Foreign currency transactions	5,539
Total net realized gain (loss)		(80,147,944)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(6,322,554)
Fidelity Central Funds	62,659,137
Assets and liabilities in foreign currencies	(834)
Total change in net unrealized appreciation (depreciation)		56,335,749
Net gain (loss)		(23,812,195)
Net increase (decrease) in net assets resulting from operations		$(13,418,354)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,393,841	$11,648,440
Net realized gain (loss)	(80,147,944)	(23,351,650)
Change in net unrealized appreciation (depreciation)	56,335,749	22,694,650
Net increase (decrease) in net assets resulting from operations	(13,418,354)	10,991,440
Distributions to shareholders	(9,385,419)	(38,581,735)
Share transactions - net increase (decrease)	(107,471,905)	(80,956,572)
Total increase (decrease) in net assets	(130,275,678)	(108,546,867)
Net Assets
Beginning of period	368,932,537	477,479,404
End of period	$238,656,859	$368,932,537

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Strategic Real Return Fund Class A

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.39	$8.88	$8.80	$8.81	$8.55
Income from Investment Operations
Net investment income (loss)A	.257	.216	.266	.170	.141
Net realized and unrealized gain (loss)	(.365)	.012B	.008C	.022	.266
Total from investment operations	(.108)	.228	.274	.192	.407
Distributions from net investment income	(.212)	(.293)	(.183)	(.190)D	(.137)
Distributions from net realized gain	–	(.425)	(.011)	(.012)D	(.010)
Total distributions	(.212)	(.718)	(.194)	(.202)	(.147)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$8.07	$8.39	$8.88	$8.80	$8.81
Total ReturnF,G	(1.28)%	2.86%	3.15%C	2.23%	4.82%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.12%	1.10%	1.07%	1.08%	1.07%
Expenses net of fee waivers, if any	1.00%	1.09%	1.07%	1.08%	1.07%
Expenses net of all reductions	1.00%	1.09%	1.07%	1.07%	1.07%
Net investment income (loss)	3.22%	2.60%	3.01%	1.94%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$25,212	$29,652	$29,288	$33,949	$55,678
Portfolio turnover rateJ	47%	19%	23%	24%	15%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $2.99 per share. Excluding these litigation proceeds, the total return would have been .01%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.0005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund Class M

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.39	$8.89	$8.81	$8.82	$8.56
Income from Investment Operations
Net investment income (loss)A	.257	.215	.264	.168	.138
Net realized and unrealized gain (loss)	(.365)	.002B	.008C	.025	.267
Total from investment operations	(.108)	.217	.272	.193	.405
Distributions from net investment income	(.212)	(.292)	(.181)	(.191)D	(.135)
Distributions from net realized gain	–	(.425)	(.011)	(.012)D	(.010)
Total distributions	(.212)	(.717)	(.192)	(.203)	(.145)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$8.07	$8.39	$8.89	$8.81	$8.82
Total ReturnF,G	(1.28)%	2.73%	3.12%C	2.23%	4.79%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.14%	1.12%	1.11%	1.11%	1.10%
Expenses net of fee waivers, if any	1.00%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.00%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	3.22%	2.59%	2.98%	1.91%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$6,141	$7,903	$8,391	$9,723	$12,032
Portfolio turnover rateJ	47%	19%	23%	24%	15%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 2.96%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.0005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund Class C

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.26	$8.77	$8.70	$8.71	$8.46
Income from Investment Operations
Net investment income (loss)A	.195	.151	.197	.102	.074
Net realized and unrealized gain (loss)	(.358)	.004B	.011C	.023	.257
Total from investment operations	(.163)	.155	.208	.125	.331
Distributions from net investment income	(.147)	(.240)	(.127)	(.123)D	(.073)
Distributions from net realized gain	–	(.425)	(.011)	(.012)D	(.008)
Total distributions	(.147)	(.665)	(.138)	(.135)	(.081)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$7.95	$8.26	$8.77	$8.70	$8.71
Total ReturnF,G	(2.00)%	1.99%	2.41%C	1.46%	3.93%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.89%	1.86%	1.83%	1.84%	1.84%
Expenses net of fee waivers, if any	1.75%	1.85%	1.83%	1.84%	1.84%
Expenses net of all reductions	1.75%	1.85%	1.83%	1.84%	1.84%
Net investment income (loss)	2.47%	1.83%	2.25%	1.17%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$5,694	$8,555	$18,962	$24,718	$30,211
Portfolio turnover rateJ	47%	19%	23%	24%	15%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 2.25%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.0005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.43	$8.92	$8.84	$8.85	$8.59
Income from Investment Operations
Net investment income (loss)A	.278	.239	.291	.194	.164
Net realized and unrealized gain (loss)	(.376)	.009B	.008C	.024	.267
Total from investment operations	(.098)	.248	.299	.218	.431
Distributions from net investment income	(.232)	(.313)	(.208)	(.216)D	(.161)
Distributions from net realized gain	–	(.425)	(.011)	(.012)D	(.010)
Total distributions	(.232)	(.738)	(.219)	(.228)	(.171)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$8.10	$8.43	$8.92	$8.84	$8.85
Total ReturnF	(1.14)%	3.10%	3.43%C	2.52%	5.09%
Ratios to Average Net AssetsG,H
Expenses before reductions	.87%	.83%	.81%	.81%	.81%
Expenses net of fee waivers, if any	.75%	.83%	.81%	.81%	.81%
Expenses net of all reductions	.75%	.83%	.81%	.81%	.80%
Net investment income (loss)	3.47%	2.86%	3.27%	2.21%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$158,896	$197,152	$262,063	$476,944	$511,294
Portfolio turnover rateI	47%	19%	23%	24%	15%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 3.27%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.0005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund Class K6

Year ended September 30,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$8.34
Income from Investment Operations
Net investment income (loss)B	.281
Net realized and unrealized gain (loss)	(.352)
Total from investment operations	(.071)
Distributions from net investment income	(.159)
Distributions from net realized gain	–
Total distributions	(.159)
Net asset value, end of period	$8.11
Total ReturnC,D	(.81)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%G
Expenses net of fee waivers, if any	.56%G
Expenses net of all reductions	.56%G
Net investment income (loss)	3.66%G
Supplemental Data
Net assets, end of period (000 omitted)	$6,331
Portfolio turnover rateH	47%

 A For the period October 8, 2019 (commencement of sale of shares) to September 30, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund Class I

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.40	$8.90	$8.82	$8.83	$8.57
Income from Investment Operations
Net investment income (loss)A	.280	.240	.291	.194	.164
Net realized and unrealized gain (loss)	(.369)	–B,C	.008D	.027	.268
Total from investment operations	(.089)	.240	.299	.221	.432
Distributions from net investment income	(.231)	(.315)	(.208)	(.219)E	(.162)
Distributions from net realized gain	–	(.425)	(.011)	(.012)E	(.010)
Total distributions	(.231)	(.740)	(.219)	(.231)	(.172)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$8.08	$8.40	$8.90	$8.82	$8.83
Total ReturnF	(1.04)%	3.01%	3.44%D	2.56%	5.12%
Ratios to Average Net AssetsG,H
Expenses before reductions	.83%	.81%	.79%	.80%	.79%
Expenses net of fee waivers, if any	.75%	.81%	.79%	.80%	.79%
Expenses net of all reductions	.75%	.81%	.79%	.80%	.79%
Net investment income (loss)	3.47%	2.88%	3.29%	2.22%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$26,872	$116,302	$158,776	$190,292	$177,867
Portfolio turnover rateI	47%	19%	23%	24%	15%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.0005 per share.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 3.28%

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Real Return Fund Class Z

Years ended September 30,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.40	$8.93
Income from Investment Operations
Net investment income (loss)B	.282	.244
Net realized and unrealized gain (loss)	(.365)	(.026)
Total from investment operations	(.083)	.218
Distributions from net investment income	(.237)	(.323)
Distributions from net realized gain	–	(.425)
Total distributions	(.237)	(.748)
Net asset value, end of period	$8.08	$8.40
Total ReturnC,D	(.96)%	2.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.74%	.71%G
Expenses net of fee waivers, if any	.66%	.71%G
Expenses net of all reductions	.66%	.71%G
Net investment income (loss)	3.56%	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$9,511	$9,369
Portfolio turnover rateH	47%	19%

 A For the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2020

1. Organization.

Fidelity Strategic Real Return Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class K6 shares on October 8, 2019. The Fund offers Class A, Class M, Class C, Strategic Real Return, Class K6, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands	.02%
Fidelity Floating Rate Central Fund	FMR	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Real Estate Equity Central Fund	FMR	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.	-	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Fund's distributions. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,572,238
Gross unrealized depreciation	(78,596,821)
Net unrealized appreciation (depreciation)	$(70,024,583)
Tax Cost	$307,577,659

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,944,841
Capital loss carryforward	$(182,925,372)
Net unrealized appreciation (depreciation) on securities and other investments	$(70,025,417)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,030,927)
Long-term	(179,894,445)
Total capital loss carryforward	(182,925,372)

The tax character of distributions paid was as follows:

	September 30, 2020	September 30, 2019
Ordinary Income	$9,385,419	$ 38,581,735

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Strategic Real Return Fund	87,014,696	150,661,760

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$66,167	$444
Class M	-%	.25%	17,354	85
Class C	.75%	.25%	69,207	2,046
			$152,728	$2,575

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,493
Class M	409
Class C(a)	73
$2,975

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K6 and Class Z. FIIOC receives an asset-based fee of Class K6's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$48,718.18
Class M	14,199.20
Class C	14,040.20
Strategic Real Return	306,626.18
Class K6	481.01
Class I	114,421.15
Class Z	3,175.05
	$501,660

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Strategic Real Return Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Strategic Real Return Fund	$405

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund completed an exchange in-kind with Fidelity Real Estate Equity Central Fund. The Fund delivered investments and cash valued at $25,037,507 in exchange for 207,127 shares of the Central Fund. The net realized gain of $1,614,173 on investments delivered in-kind is included in the accompanying Statement of Operations. The Fund recognized net gains for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Strategic Real Return Fund	$820

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $17. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $3 from securities loaned to NFS, as affiliated borrower).

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through January 31, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$31,238
Class M	1.00%	9,548
Class C	1.75%	9,265
Strategic Real Return	.75%	190,051
Class K6	.56%	6,751
Class I	.75%	52,973
Class Z	.66%	5,019
		$304,845

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,021 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $18,366.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $5,126 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended September 30, 2020(a)	Year ended September 30, 2019(b)
Distributions to shareholders
Class A	$726,587	$2,327,067
Class M	192,127	674,841
Class C	142,796	1,349,467
Strategic Real Return	5,231,823	20,934,786
Class K6	58,839	–
Class I	2,806,105	13,158,846
Class Z	227,142	136,728
Total	$9,385,419	$38,581,735

 (a) Distributions for Class K6 are for the period October 8, 2019 (commencement of sale of shares) to September 30, 2020

 (b) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to September 30, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended September 30, 2020 (a)	Year ended September 30, 2019(b)	Year ended September 30, 2020 (a)	Year ended September 30, 2019(b)
Class A
Shares sold	381,490	824,232	$3,017,347	$6,832,095
Reinvestment of distributions	86,507	271,726	702,301	2,243,469
Shares redeemed	(877,672)	(857,173)	(6,965,106)	(7,126,662)
Net increase (decrease)	(409,675)	238,785	$(3,245,458)	$1,948,902
Class M
Shares sold	35,603	98,596	$288,303	$812,331
Reinvestment of distributions	23,256	80,763	188,892	666,779
Shares redeemed	(239,520)	(181,841)	(1,899,941)	(1,508,262)
Net increase (decrease)	(180,661)	(2,482)	$(1,422,746)	$(29,152)
Class C
Shares sold	41,023	66,944	$323,473	$553,058
Reinvestment of distributions	16,596	160,379	135,034	1,307,832
Shares redeemed	(376,724)	(1,353,666)	(2,936,060)	(11,067,958)
Net increase (decrease)	(319,105)	(1,126,343)	$(2,477,553)	$(9,207,068)
Strategic Real Return
Shares sold	3,006,011	3,815,528	$24,296,303	$31,625,307
Reinvestment of distributions	614,432	2,420,468	4,999,271	20,043,148
Shares redeemed	(7,411,452)	(12,223,610)	(57,910,341)	(101,178,915)
Net increase (decrease)	(3,791,009)	(5,987,614)	$(28,614,767)	$(49,510,460)
Class K6
Shares sold	1,201,638	–	$9,344,080	$–
Reinvestment of distributions	7,792	–	58,839	–
Shares redeemed	(428,695)	–	(3,353,687)	–
Net increase (decrease)	780,735	–	$6,049,232	$–
Class I
Shares sold	1,294,448	4,729,992	$10,561,147	$39,271,888
Reinvestment of distributions	342,319	1,586,092	2,796,917	13,095,749
Shares redeemed	(12,150,086)	(10,323,129)	(90,432,388)	(85,893,625)
Net increase (decrease)	(10,513,319)	(4,007,045)	$(77,074,324)	$(33,525,988)
Class Z
Shares sold	1,104,314	1,178,926	$7,908,261	$9,898,384
Reinvestment of distributions	25,484	14,262	205,064	116,510
Shares redeemed	(1,068,370)	(78,173)	(8,799,614)	(647,700)
Net increase (decrease)	61,428	1,115,015	$(686,289)	$9,367,194

 (a) Share transactions for Class K6 are for the period October 8, 2019 (commencement of sale of shares) to September 30, 2020

 (b) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to March 31, 2019

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Strategic Real Return Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Strategic Real Return Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 12, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President of FIAM (Fidelity Institutional Asset Management) and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period-B April 1, 2020 to September 30, 2020
Fidelity Strategic Real Return Fund
Class A	1.00%
Actual		$1,000.00	$1,137.50	$5.34
Hypothetical-C		$1,000.00	$1,020.00	$5.05
Class M	1.00%
Actual		$1,000.00	$1,137.50	$5.34
Hypothetical-C		$1,000.00	$1,020.00	$5.05
Class C	1.75%
Actual		$1,000.00	$1,132.10	$9.33
Hypothetical-C		$1,000.00	$1,016.25	$8.82
Strategic Real Return	.75%
Actual		$1,000.00	$1,138.30	$4.01
Hypothetical-C		$1,000.00	$1,021.25	$3.79
Class K6	.56%
Actual		$1,000.00	$1,140.50	$3.00
Hypothetical-C		$1,000.00	$1,022.20	$2.83
Class I	.75%
Actual		$1,000.00	$1,138.40	$4.01
Hypothetical-C		$1,000.00	$1,021.25	$3.79
Class Z	.66%
Actual		$1,000.00	$1,139.00	$3.53
Hypothetical-C		$1,000.00	$1,021.70	$3.34

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 14.63% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,834,890 of distributions paid during the period January 1, 2020 to September 30, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Strategic Real Return	Class K6	Class I	Class Z
Fidelity Strategic Real Return Fund
December 6, 2019	1%	1%	1%	1%	1%	1%	1%
December 27,2019	1%	1%	1%	1%	1%	1%	1%
April, 2020	14%	14%	–	11%	9%	11%	9%
July, 2020	12%	12%	21%	11%	10%	11%	11%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Strategic Real Return	Class K6	Class I	Class Z
Fidelity Strategic Real Return Fund
December 6, 2019	2%	2%	3%	2%	2%	2%	2%
December 27,2019	3%	3%	3%	3%	3%	3%	3%
April, 2020	33%	33%	–	26%	22%	26%	23%
July, 2020	29%	29%	51%	26%	25%	27%	26%

A percentage of the dividends distributed during the fiscal year qualify as a section 199A dividend:

	Class A	Class M	Class C	Strategic Real Return	Class K6	Class I	Class Z
Fidelity Strategic Real Return Fund
October, 2019	18%	18%	25%	17%	–	17%	16%
December 6, 2019	12%	12%	14%	11%	11%	11%	11%
December 27,2019	10%	10%	10%	10%	10%	10%	10%
April, 2020	33%	33%	–	26%	22%	26%	23%
July, 2020	30%	30%	50%	26%	25%	27%	27%

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Strategic Real Return Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2019.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods. Due to the characteristics of the fund, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Strategic Real Return Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class Z and the retail class ranked below the competitive median for 2019, the total expense ratio of Class K6 class ranked below the competitive median for the period, the total expense ratio of each of Class A and Class M ranked equal to the competitive median for 2019, and the total expense ratio of each of Class C and Class I ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at or below median. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2019. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, the retail class, and Class K6 of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, 0.66%, 0.75%, and 0.56% through January 31, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

RRS-ANN-1120
1.814960.115

Item 2.

Code of Ethics

As of the end of the period, September 30, 2020, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Strategic Real Return Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Real Return Fund	$88,900	$-	$7,800	$1,800

September 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Real Return Fund	$89,000	$200	$5,400	$2,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2020A	September 30, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$3,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2020A	September 30, 2019A
Deloitte Entities	$514,200	$580,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 19, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 19, 2020